Exhibt 10.2

Confidential

AMENDMENT TO THE PATENT PURCHASE AGREEMENT BETWEEN
EACCELERATION CORP. AND MOUNT HAMILTON PARTNERS, LLC

THIS AMENDMENT (hereinafter “Amendment”) is made and entered into as of January 31, 2006, by and between eAcceleration Corp., a Delaware corporation with an address at 1050 NE Hostmark St., Suite 100B Poulsbo, WA 98370 (“Seller”) and Mount Hamilton Partners, LLC, a Delaware limited liability corporation, with an office at 650 Castro Street, Suite 120-333, Mountain View, CA 94041 (“Purchaser”).

WHEREAS, Seller and Purchaser entered into a Patent Purchase Agreement effective November 21, 2005, (the “Agreement”);

WHEREAS, the parties wish to amend the Agreement as more specifically set forth below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                       Capitalized terms used in this Amendment that are defined in the Agreement shall have the same meaning as in the Agreement unless expressly stated otherwise.

2.                                       As of the Effective Date of this Amendment, the Agreement is amended by:

Section 7.1 is removed and replaced by the following text:

“7.1                           Nonexclusive License Grant-Back. Upon receipt of executed Assignment of Patent Rights (Exhibit B hereto), Purchaser shall grant Seller a non-transferable, non-exclusive worldwide right and license under the Patents to make, have made, import, use, sell or offer for sale any of Seller’s products and/or services covered by the Patents, all without the right to sublicense.”

3.                                       With respect to the matters set forth herein, this Amendment amends and supplements the Agreement and supersedes all prior negotiations and writings. In all other respects the Agreement shall remain unchanged. In the event that a conflict arises between this Amendment and the Agreement, this Amendment shall take precedence over the language of the Agreement. All unmodified terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first set forth above.

Mount Hamilton Partners, LLC		eAcceleration Corp.

By:	/s/ Rakesh Ramde	By:	/s/ Clint Ballard

Name:	Rakesh Ramde	Name:	Clint Ballard

Title:	Officer	Title:	CEO

Date:	Jan. 31, 2006	Date:	2/1/06